Filed with the Securities and Exchange Commission on February 23, 2004
1933 Act Registration File No. 33-20158
1940 Act File No. 811-5469

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 25	☒
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 25	☒

WEXFORD TRUST
(Exact Name of Registrant as Specified in Charter)

3000 Stonewood Drive, Suite 310
Wexford, PA 15090-8388
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (724) 935-5520 or (800) 860-3863

Ronald H. Muhlenkamp
3000 Stonewood Drive, Suite 310
Wexford, PA 15090-8388
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement.

It is proposed that this filing will become effective

__	immediately upon filing pursuant to paragraph (b)
X	on March 1, 2004 pursuant to paragraph (b)
__	60 days after filing pursuant to paragraph (a)(1)
__	on ____________ pursuant to paragraph (a)(1)
__	75 days after filing pursuant to paragraph (a)(2)
__	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

__	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

P R O S P E C T U S

March 1, 2004

Phone: (800) 860-3863
E-mail: fund@muhlenkamp.com
Web Site: www.muhlenkamp.com

INVESTMENT OBJECTIVE:
Maximize total return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove these securities, or pass upon the accuracy or adequacy of the content of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

FUND BASICS	2
PAST PERFORMANCE	3
FUND EXPENSES	4
MANAGEMENT	5
SHAREHOLDER INFORMATION	6
SHAREHOLDER SERVICES AND COMMUNICATIONS	12
DISTRIBUTIONS AND TAXES	12
FINANCIAL HIGHLIGHTS	14

Please See the Fund’s Privacy Policy on the Inside Back Cover of this Prospectus.

FUND BASICS

INVESTMENT OBJECTIVE
The investment objective of the Muhlenkamp Fund (the “Fund”) is to maximize total return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.

PRINCIPAL STRATEGIES
To pursue its goal, the Fund principally invests in a diversified list of common stocks. The Fund invests primarily in companies determined by the Fund’s adviser to be highly profitable, yet undervalued. The adviser looks for those companies it believes to have above average profitability, as measured by corporate return on equity (ROE), that sell at below average prices as measured by price to earnings ratios (P/E). Company size, based on market capitalization, is of little importance to the adviser.

The Fund does not subscribe to the philosophy that stocks can be acquired and held forever; however, the adviser purchases stocks for the Fund that it intends to hold at least three to five years. While short-term swings in the marketplace are not ignored, they are subordinate to the quest for long-term values.

The Fund will sell a stock when the adviser believes the company’s intrinsic value has been fully realized by the market, earnings disappoint, growth prospects dim due to changing market or economic conditions, or the company falls short of the adviser’s expectations.

The Fund may purchase fixed-income or debt securities from time to time as substitutes for stocks when the Fund’s adviser determines that market conditions warrant their purchase.

Under adverse market conditions the Fund may take temporary defensive measures such as holding cash reserves without limit. In taking such measures, the Fund may not achieve its investment objective.

The Fund intends to invest for the long-term, but may sell stocks and other securities regardless of how long they have been held. Over the Fund’s lifetime, the average portfolio turnover has been less than 30% per year.

PRINCIPAL RISKS
Historically common stocks have outperformed other types of investments; however, stock prices will fluctuate in the short-term. Like any investment, an investment in the Fund is subject to risk. The value of your investment can go up or down. This means that you could lose money.

Stock Market Risks
Stocks are selected by the adviser based upon what the adviser believes to be their potential for long-term growth; however, there can be no assurance that the objective will be met. The Fund is subject to risks that affect common stocks in general, such as economic conditions and adverse changes (generally increases) in interest rates. Investments in value stocks are subject to the risk that the market may never realize their value, or their prices may go down. Short-term volatility often accompanies a long-term approach to investing. These and other factors could adversely affect your investment.

Bond Market Risks
The Fund’s investment in bonds may be subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

For your information
An investment in this Fund is not a bank deposit. It is not FDIC insured or government endorsed. It should be considered a “long-term” investment, an investment for a period of three or more years .

PAST PERFORMANCE
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund’s performance in each calendar year over a ten-year period. The table shows how the Fund’s average annual total returns for one, three, five, and ten calendar years and since the Fund’s inception compared with those of a broad-based securities market index. All presentations below assume reinvestment of dividends and distributions. Keep in mind that the Fund’s past performance, before and after taxes, does not indicate how it will perform in the future.

Year-to-Year Total Return
(as of 12/31 each year)

During the 10-year period shown in the bar chart, the highest return for a quarter was 27.51% (quarter ending 6/30/03) and the lowest return for a quarter was -21.53% (quarter ending 09/30/02).

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/2003	One Year	Past 3 Years	Past 5 Years	Past 10 Years	Since Inception (11/01/88)
Muhlenkamp Fund

Return Before Taxes	48.07%	9.04%	12.60%	14.85%	14.45%
Return After Taxes on Distributions*	48.07%	9.04%	12.29%	14.52%	14.04%
Return After Taxes on Distributions and Sale of Fund Shares*	31.25%	7.78%	10.90%	13.26%	13.08%
S&P 500 Index **	28.67%	-4.04%	-0.57%	11.05%	12.24%

* After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
** The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

FUND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below and example that follows. In the table you will see the fees and expenses you would incur if you bought and held shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of the Fund assets, so their effect is included in the Fund’s share price.

SHAREHOLDER FEES* (expenses that are deducted from your account)
Sales Charge (Load) Imposed on Purchases	NONE
Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Deferred Sales Charge (Load)	NONE
Redemption Fees	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.18%

Total Annual Fund Operating Expenses	1.18%

* Investors may be charged an annual account maintenance fee if their account falls below the established minimums. Investors may be charged a fee by their broker if they effect transactions through a broker or agent. There are certain annual charges and other fees associated with retirement accounts offered by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$120	$375	$649	$1,432

MANAGEMENT
The investment adviser for the Fund is Muhlenkamp & Co., Inc., 3000 Stonewood Drive, Suite 310, Wexford, Pennsylvania, 15090-8317, a Pennsylvania corporation principally owned by Ronald H. Muhlenkamp. For the fiscal year ended December 31, 2003, the adviser received management fees of 1% of the Fund’s average daily market value of its net assets. Under terms of the advisory agreement, total annual Fund operating expenses cannot under any circumstances exceed 2% of the Fund’s net assets. Should actual expenses incurred ever exceed the 2% limitation, such excess expenses shall be paid by the adviser.

Muhlenkamp & Co., Inc. and its principal, Ronald H. Muhlenkamp, has served as portfolio manager and/or investment adviser to corporations, individuals, pension and profit-sharing plans and endowment funds since 1978. Mr. Muhlenkamp has been active since 1968 in the field of investment research and/or portfolio management, both privately and as an officer in charge of management of corporate monies. As of the date of this Prospectus, Muhlenkamp & Co., Inc. is under contract to provide investment management and advice to individual and institutional clients, in addition to the Fund. The adviser is registered with the SEC under the Investment Advisers Act of 1940.

Mr. Muhlenkamp holds an engineering degree from The Massachusetts Institute of Technology, an MBA from The Harvard Business School, and he has earned the Financial Analyst Federation’s designation as a Chartered Financial Analyst. Ron Muhlenkamp’s long-term investment assets are invested in the Muhlenkamp Fund.

SHAREHOLDER INFORMATION
Pricing Policy
You pay no sales charges of any kind to invest in this Fund. Your price for Fund shares is the Fund’s net asset value (NAV) per share, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 P.M. Eastern Time) every day the New York Stock Exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. The Fund’s investments are valued based on market price, or when market quotations are not readily available, upon fair value as determined in good faith in accordance with procedures approved by the Fund’s Board of Trustees.

Purchasing Shares

You may open an account with an initial investment of $1,500. If you choose to participate in the Automatic Investment Plan (AIP), the minimum initial investment is $200. The AIP requires a minimum investment of $50 per month automatically deducted from your checking or savings account.

Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address.

Once your account has been opened, you may make additional investments to your account, subject to a $50 minimum. Subsequent investments can be made by check, wire transfer, Electronic Funds Transfer (EFT), or AIP. All investments must be made in U.S. dollars by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer, Electronic Funds Transfer (EFT) or by AIP. The Fund will not accept payment in cash, including cashier’s checks or money orders, unless the cashier’s checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result of insufficient funds or due to a stop payment.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will obtain, verify and record certain information provided on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at (800) 860-3863 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until sufficient information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Selling Shares
You may sell all or some of your shares, by mail or telephone, on any day that the Fund is open for business. Your shares will be sold at the next calculated NAV after the Fund’s transfer agent accepts your order. You will generally receive the proceeds within a week. You may receive your payment by check, wire transfer, or EFT (if previously enrolled in this program). The Fund reserves the right to delay sending out redemption proceeds for up to seven calendar days. Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, there may be a delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.

To protect the Fund and its shareholders, a signature guarantee is required in the following situations:

•  If the ownership is changed on your account;
•  When redemption proceeds are sent to a different address than that registered on the account;
•  If the proceeds are to be made payable to someone other than the account’s owner(s);
•  Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•  If a change of address request has been received by the Fund’s transfer agent within the last 15 days; and/or
•  For all redemptions of $50,000 or more from any account.

Signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution.” These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Individual Retirement Accounts (IRAs)
The Fund offers IRAs to any employed individual and his or her spouse. These include Traditional IRAs, Roth IRAs, SEP-IRAs, SIMPLE-IRAs, and Spousal IRAs. Existing IRAs may be transferred or rolled over to a Muhlenkamp Fund IRA. Assets held in a previous employer’s qualified retirement plan may also be rolled over into a Muhlenkamp Fund IRA. The forms and disclosures needed before investing IRA money in Fund shares may be obtained by calling the Fund at (800) 860-3863.

Systematic Withdrawals
Shareholders with accounts that have an account value of at least $5,000* may direct that the Fund make a systematic periodic withdrawal of any amount to any designated payee. To take advantage of this service, you must make your request in writing, and provide the signature(s) of the account owner(s) exactly as the account is registered. Requested withdrawals require that shares be redeemed each period to raise money to make the payments. These redemptions may be a taxable event for you. You may receive your periodic withdrawal by check or EFT, if enrolled in this program.
* The $5,000 minimum requirement is waived for IRA accounts.

Telephone Requests
The Fund will automatically establish a telephone redemption option on your account, unless you instruct otherwise on your application, or in writing. The Fund will not be responsible for any account losses due to telephone fraud, as long as the Fund has taken reasonable steps to verify the redemption order. The Fund may require, for example, that you provide your account number, name and address exactly as registered on the account, and the primary Social Security or Employer Identification Number as registered on the account.

To purchase shares via telephone, you must first enroll in the EFT program. Upon receiving a telephone purchase request, the Fund will electronically transfer the assets from your bank account.

A Note on Unusual Circumstances: The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, the Fund can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission (“SEC”). If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.

Minimum Account Balance
By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more; an account value greater than $1,500, or be enrolled in the Automatic Investment Plan (AIP). Accounts that do no not meet one of these three criterions will be charged a $15 fee. Such fees will be used to lower Fund expenses. The Fund will check accounts and charge this fee annually.

OPENING AN ACCOUNT
Decide how you will open your account: by mail/overnight delivery or telephone/wire. Initial investment must be at least $1,500. The minimum is $200 for those accounts participating in the Automatic Investment Plan (AIP).

By Mail/Overnight Delivery.	By Telephone/Wire.

BY MAIL: Complete application and send it, along with a check made payable to Muhlenkamp Fund , to:	Call the Transfer Agent at (800) 860-3863 to set up your account and to receive an account number.

Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Complete and mail application with new account number to:

Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
OR

OVERNIGHT: Complete application and send it, along with a check made payable to Muhlenkamp Fund , to:	Provide your bank with funds and with the following information:

Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	U.S. Bank, National Association ABA #075000022 For credit to account #112-952-137 For further credit to shareholder account number Your Name Muhlenkamp Fund Attn: Mutual Fund Services

ADDITIONAL INVESTMENTS
All additional purchases are subject to a $50 minimum.

By Mail/Overnight Delivery.	By Telephone/Electronic Funds	By Automatic Investment Plan
	Transfer (EFT) or Wire.	(AIP).

BY MAIL: Send check made payable to Muhlenkamp Fund , along with your name and account number to:	You may add to an account by calling the Fund at (800) 860-3863.	The Automatic Investment Plan requires purchases of at least $50 monthly. Fill out the application, designating the automatic investment option and provide your bank information.

Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	BY EFT: Investments can be automatically transferred from your bank account, if you’ve previously enrolled in the EFT Program.
OR	OR
The Fund automatically deducts payments from your bank account on a regular basis. If you wish to discontinue the AIP, please call the Fund at (800) 860-3863 at least 3 business days prior to your next scheduled transaction.

OVERNIGHT: Same as above, but use the street address:	BY WIRE: Provide your bank with funds and the following information:

Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	U.S. Bank, National Association ABA #075000022 For credit to account #112-952-137 For further credit to shareholder account number Your Name Muhlenkamp Fund Attn: Mutual Fund Services
Investment slips are provided with your statement. Make sure to write your account number on your check.

SELLING SHARES
How would you like to redeem your shares?

By Mail/Overnight Delivery.	By Telephone.	By Systematic Withdrawal.

BY MAIL: Write to the Fund in care of the transfer agent. Include the names of all the account holders, account numbers, social security or Tax ID Numbers, and signature of all account holders. Proceeds will be mailed to the address of record that has been used for the account for at least 15 days and made payable to the registered shareholder.

You may redeem shares by calling the Fund at (800) 860-3863. Proceeds will be mailed to the address of record that has been used for the account for at least 15 days and made payable to the registered shareholder.

If your account has an account value of at least $5,000*, you may direct the Fund to pay systematic periodic withdrawals. Proceeds will be sent by check each period.

*The $5,000 minimum requirement is waived for IRA accounts.

Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	OR	OR
	Proceeds can be electronically transferred to your bank account if you have previously enrolled in the EFT program.	Proceeds of your systematic withdrawals can be electronically transferred to your bank account by enrolling in the Electronic Funds Transfer (EFT) program.
OR	OR

OVERNIGHT: Same as above, but use the street address:	Proceeds can be sent by Federal Wire to your bank account if you have previously enrolled for the Federal Wire options. ($15.00 charge for each wire transfer).

Muhlenkamp Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

SHAREHOLDER SERVICES AND COMMUNICATIONS
Customer Service (800) 860-3863
Call this number to perform certain account transactions (change your address, purchase/sell shares, etc.), obtain account information and request Fund literature. Representatives are available during the day to receive orders and answer questions regarding your account and the Muhlenkamp Fund in general.

Automated Telephone Service (800) 860-3863
The Fund’s automated telephone system offers 24-hour access to account information, including balances and last transactions. The daily NAV per share of the Fund is also posted on the system each business day by 6 p.m. Eastern Time. To obtain specific account information, the system will prompt you to establish a Personal Identification Number (PIN) during your initial call. You will be prompted to enter your PIN number for all subsequent calls.

Statements
Each time there is activity in your account, i.e., a purchase or sale, the Fund will mail you a confirmation reflecting the transaction and your new share balance. All shareholders receive quarterly statements reflecting the market value of their account(s) at the end of the period and any dividend distributions during the period.

Financial Reports
Shareholders receive Semi-Annual and Annual Reports detailing the Fund’s portfolio holdings and financial statements, as of June 30, and December 31, respectively, of each year. In an effort to keep Fund expenses to a minimum, the Fund will mail only one report in the event there are multiple accounts with the same social security number or tax identification number at the same address.

Quarterly Newsletter
Shareholders receive a copy of the Muhlenkamp Memorandum each quarter. This newsletter provides commentary on the previous quarter and explains the adviser’s outlook for the future. Other issues relating to the adviser’s investment philosophy are also discussed.

Website www.muhlenkamp.com
The Fund’s prospectus, applications, financial reports, current market commentary, Muhlenkamp Methods and back-issues of the Muhlenkamp Memorandum are available .

DISTRIBUTIONS AND TAXES
The Fund pays dividends annually to shareholders, generally in December, from net investment income and any net capital gains that it has realized during the year. For your convenience, dividends and capital gains are automatically reinvested in the Fund, unless you instruct the Fund otherwise. Please refer to the Financial Highlights section of this Prospectus for a history of dividend distributions. Please note that the Fund has paid only five capital gain distributions in its history, totaling $3.51 per share, making it very tax efficient.

For federal tax purposes, the Fund’s income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Your distributions may also be subject to state income tax. The distributions are taxable when they are paid, whether you take them in cash or participate in the dividend reinvestment program. Each January, the Fund mails you a form indicating the federal tax status of your dividend and capital gain distributions.

All shareholders must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold a percentage of your taxable distributions and redemptions. Please see the statement of additional information and your own tax adviser for further information.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s most recent annual report which is available upon request.

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED DECEMBER 31, 1999-2003
	2003		2002		2001		2000		1999

NET ASSET VALUE, Beginning of Year	$42.89		$53.55		$48.98		$41.11		$37.65
Income from Investment Operations:
Net investment loss	(0.02	)(2)	(0.06	)(1)	(0.11	)(1)	(0.08	)(1)	(0.11	)(2)
Net realized and unrealized gains
(losses) on investments	20.64		(10.60)		4.68		10.28		4.37

Total from investment operations	20.62		(10.66)		4.57		10.20		4.26
Less Distributions:
From net realized gains	–		–		–		(2.33)		(0.80)

Total distributions	–		–		–		(2.33)		(0.80)

NET ASSET VALUE, End of Year	$63.51		$42.89		$53.55		$48.98		$41.11

Total Return	48.07%		(19.92%)		9.33%		25.30%		11.40%
Net Assets, End of Year (in thousands)	$1,157,035		$599,687		$540,416		$267,386		$178,599
Ratio of Operating Expenses to Average Net Assets (3)	1.18%		1.17%		1.17%		1.28%		1.35%
Ratio of Net Investment Loss to Average Net Assets	(0.04)%		(0.10%)		(0.14)%		(0.20)%		(0.26)%
Portfolio Turnover Rate	9.15%		11.17%		10.52%		32.04%		14.52%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each year.
(3)	The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, were 1.18%, 1.18%, 1.21%, 1.36%, and 1.38%, respectively.

How to Read Financial Highlights
The Fund began fiscal 2003 with a net asset value (share price) of $42.89. In 2003 the Fund lost $0.02 per share from net investment income (interest & dividends, less operating expenses). There was an increase of $20.64 in the value of investments held or sold by the Fund resulting in a net increase of $20.62 from investment operations. There was no income distribution or capital gain distribution. This produced a total return of 48.07% for the Fund for the fiscal year and resulted in a share price of $63.51 at the end of the year.

As of December 31, 2003 the Fund had approximately $1.15 billion in net assets. For the year, its net expense ratio was 1.18% ($11.80 per $1,000.00 in net assets). Net investment loss amounted to 0.04% of the Fund’s average net assets. The Fund sold and replaced securities valued at 9.15% of its average long-term portfolio value.

[LOGO] WEXFORD TRUST
MUHLENKAMP FUND

PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
▪	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide our products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Muhlenkamp Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

FOR MORE INFORMATION
You can find more information about the Muhlenkamp Fund in the following documents:

Annual/Semi-Annual Report
These reports include a list of the Fund’s investments and financial statements, and also contain a statement from the investment adviser discussing market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI dated March 1, 2004 contains more detailed information on all aspects of the Fund and is incorporated by reference into this Prospectus.

To obtain this and other information on the Muhlenkamp Fund free of charge, or to make shareholder inquiries, please contact us:

Phone: (800) 860-3863
E-mail: fund@muhlenkamp.com
Website: www.muhlenkamp.com

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov , or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

Investment Company File No. 81l-5469

Muhlenkamp Fund Symbol: MUHLX
Muhlenkamp Fund CUSIP Number: 962096103

STATEMENT OF ADDITIONAL INFORMATION
for
MUHLENKAMP FUND
A Series of the Wexford Trust

March 1, 2004

MUHLENKAMP FUND (the “Fund”), a series of the Wexford Trust, is an open-end diversified investment management company organized as a business trust.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund’s Prospectus dated March 1, 2004, a copy of which may be obtained without charge from the Fund by writing its corporate offices at 3000 Stonewood Drive, Suite 310, Wexford, PA 15090-8317 or calling (800) 860-3863.

The Fund’s audited financial statements, accompanying notes and report of the independent accountants for the fiscal year ended December 31, 2003, are incorporated by reference from the Fund’s 2003 Annual Report. Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 860-3863.

Table of Contents

Fund History	3
Investment Objective and Policies	3
Fundamental Investment Restrictions	6
Non-Fundamental Investment Restrictions	8
History and Background of Investment Adviser	8
Distributor	10
Management of the Fund	10
Control Persons and Principal Holders of Securities	13
Management Ownership	13
Investment Advisory Board	13
Brokerage Allocations	14
Code of Ethics	14
Proxy Voting Procedures	15
Anti-Money Laundering Program	15
Net Asset Value Calculation	16
Purchase of Shares	16
Redemption of Shares	19
Federal Income Tax Status	19
Capital Structure	20
Performance Data	20
Financial Information	24
Other Service Providers	24
Appendix	26

Custodian:	Investment Adviser:	Transfer Agent:
U.S. Bank, National Association 425 Walnut St. Cincinnati, OH 45201-1118	Muhlenkamp & Co., Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090-8317 (877) 935-5520 e-mail: fund@muhlenkamp.com	MUHLENKAMP FUND c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 (800) 860-3863

Fund History

The Fund is the only series of the Wexford Trust (the “Trust”), which was organized as a Massachusetts Business Trust on September 21, 1987. The Trust is an open-end investment management company established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 6, 1988 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund operates as a diversified fund. This means that with respect to 75% of its assets, the Fund will not invest more than 5% in any single issuer.

Fund capital consists of an unlimited number of shares of beneficial interest having a par value of $.001 each. When issued, each share or fraction thereof is fully paid, non-assessable, transferable and redeemable. All shares are of the same class, and each full share has one vote. Fractional shares are issued to three decimal places, but do not carry voting rights. As a trust, there is no requirement to hold annual shareholder meetings. However, it is intended that special meetings, which may be called upon the request of the owners of 10% of shares outstanding, will be held as needed or required when and as duly called. Approval of a majority of the shares outstanding must first be obtained before changing fundamental policies, to amend the contract with its investment adviser, to terminate the Fund, or to change any other items on which shareholders are granted such rights by law or under provisions of its Trust Agreement. Two-thirds of the Trustees must have been voted into office by shareholders even though Trustees may fill vacancies without a shareholder vote. The Fund offers its own shares exclusively.

Investment Objective and Policies

The Fund seeks to maximize total return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. To pursue this goal, the Fund principally invests in a diversified list of common stocks, unless the stock market environment has risen to a point where the adviser to the Fund, Muhlenkamp & Co., Inc., (“MCI”), can no longer find equity securities that, in its judgment, it has determined to be undervalued. During such periods, the Fund will invest in fixed income or debt investments until such time as more attractive common stocks can be found for purchase.

MCI believes that the success of a stock is dependent upon, and invariably a reflection of, the quality of a company’s management. Therefore, MCI spends time assessing management’s ability prior to making a commitment to its shares with Fund assets. The assessment may include an analysis of historical financial achievements of the company, direct discussions with management by telephone or in person, visits to the company, conversations with security analysts who actively follow the company for investment brokerage firms, and discussions with competitors, suppliers, and customers of the company. While MCI feels this assessment technique to be clearly instrumental to the success of the investment, it should be recognized that judgments made by MCI are purely subjective in nature. There can be no assurance that MCI will be successful in achieving its investment objectives for the Fund.

It is MCI’s belief that the objective of maximizing total return to shareholders can only be achieved consistently over a long investment horizon. Typically, this will mean that a stock may be held for a three-to-five year period or longer if MCI, by its own determination, thinks that the recognition of true business worth has not yet been attained in the stock’s current market quotation. Thus, the Fund serves little purpose for investors who wish to take advantage of short-term fluctuations in its net asset value per share.

Consistent with MCI’s objective of seeking to maximize total returns for Fund shareholders, MCI from time to time may also choose to invest some or all of the Fund’s assets in investment grade fixed income or debt investments. Such investments will be purchased and held during periods when MCI is unable to find stocks that it believes have return expectations commensurate with the risks that must be assumed by their continued retention. (More detailed information regarding certain types of fixed income investment restrictions is contained in the Appendix of this Statement of Additional Information (“SAI”)).

Additionally, under adverse market conditions, the Fund may take temporary defensive measures such as holding cash reserves, U.S. treasury securities, or money market instruments without limit. In taking such measures, the Fund may not achieve its investment objective. The investment objective of the Fund cannot be changed without a vote of the shareholders.

MCI recognizes that while the Fund remains moderate in size (approximately $1.2 billion in total assets at current market as of the date of this SAI), MCI may have greater flexibility in achieving the Fund’s objective of maximizing total returns. As the Fund grows in size, it may become more difficult for MCI to find securities to invest in that meet the objectives of the Fund. This may also occur during periods when the stock market in general has been rising for a long period of time. Therefore, the Fund has reserved the right to limit its asset size by discontinuing sales of its shares at any time. The Board of Trustees of the Fund may suspend sales whenever, in its collective wisdom, it believes it necessary in order for the Fund to continue to adhere to its stated objective, or that for other reasons it would be in the best interests of Fund shareholders to do so. It should be clear to investors that MCI believes income can be important in maximizing total returns. MCI is aware that annual distributions of capital gains and dividend/interest income earned on shares may result in a shareholder paying additional federal, state and/or local income taxes (For details, see “Federal Income Tax Status” in this SAI). Fund shareholders should understand that when MCI makes investment decisions, such tax considerations are secondary to its objective of attempting to maximize total returns. This policy is partly based upon a belief by MCI that such taxes and tax rates have little or no bearing on an individual company’s attractiveness as an investment. It is also founded on MCI’s belief that tax rates in general are, or should be, of declining importance to the investment decision-making process, viewed in its widest sense. Tax deferred portfolios like IRA and pension monies, are ideally suited for investment in shares of the Fund for these reasons.

Options

The Fund may purchase and write (i.e., sell) put and call options on any security in which it may invest or options on any securities index. These options are traded on U.S. exchanges or in the over-the-counter market to hedge its portfolio and to enhance the Fund’s return. The Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or securities in the index subject to the option at a specified price (the exercise or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the strike price of the option during the period that the option is open.

A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only “covered” options. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) designates as collateral, cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund’s losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund’s losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedge investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the call will be exercised and the Fund will be obligated to sell the security at less than its market value.

The Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund’s investments generally will not match the composition of the index.

At this time the Fund does not intend to invest (i.e., purchase & sell call and put options) more than 5% of its net assets in options.

Risks of Hedging and Return Enhancement Strategies

Participating in the options markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. Risks inherent in the use of options include (1) imperfect correlation between the price of the option and movement in the price of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain “cover” or to segregate securities in connection with hedging transactions.

The Fund will generally purchase options on an exchange only if it appears to be a liquid secondary market for such options or futures; the Fund will generally purchase over-the-counter or “OTC” options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an option transaction. The inability to close option positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option.

Foreign Securities

Although the Fund typically does not invest in foreign securities, it may do so if MCI deems it appropriate and consistent with the investment objective. Foreign securities include equity securities of non-U.S. companies and corporate and government fixed income securities denominated in currencies other than U.S. dollars. These securities may be traded domestically or abroad through various stock exchanges, American Depositary Receipts or International Depositary Receipts.

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers.

Fundamental Investment Restrictions

The Fund has adopted certain investment restrictions which cannot be changed or amended unless approved by the vote of a majority of its outstanding shares as set forth in its By-Laws and in accordance with requirements under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, the Fund will not:

[A]  Invest in the purchase and sale of real estate;

[B]  Invest in futures, commodities or in commodity contracts, restricted securities, mortgages, oil, gas, mineral or other exploration or development programs;

[C]  Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets at the time of such borrowing;

[D]  Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of the Fund’s assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company;

[E]  Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor;

[F]  Invest or deal in securities that do not have quoted markets;

[G]  Neither alone nor with all other series funds of the Wexford Trust, own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of its total assets, invest more than 5% of its assets in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. Government or Government Agency securities;

[H]  Invest 25% or more of its total assets valued at the time of purchase in any one industry or similar group of companies, except U.S. Government securities;

[I]  Maintain margin accounts, purchase its investments on credit or margin, nor leverage its investments, except for normal transaction obligations during settlement periods;

[J]  Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject company;

[K]  Sell securities short;

[L]  Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter nor invest any Fund assets in restricted securities or issues that have not been registered under the Securities Act of 1933 for sale to the general public. (Note: The Fund may be deemed an underwriter of securities when it serves as distributor of its own shares for sale to or purchase from its shareholders.); or

[M]  Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

In regard to the restriction marked as item [D] above, the Fund utilizes computerized cash management services offered by its custodian, which services presently include reinvesting overnight and short-term cash balances in shares of other registered investment companies, better known as “money market funds”. The primary investment objective of the money market funds is safety of principal and maximum current income from holding highly liquid, short-term, fixed investments, principally U.S. Government and Agency issues. The Fund will not be acquiring such shares as permanent investments but rather will be utilizing such services solely for convenience and efficiency as it tries to keep short-term monies invested at interest only until such time as more permanent reinvestments can practically be made in the ordinary course of business. Cash will be held pending the purchase, sale or reinvestment of the Fund’s assets.

Non-Fundamental Investment Restrictions

The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Fund’s Board of Trustees without shareholder approval. Accordingly, the Fund may not:

[A]  Invest in Real Estate Limited Partnerships;

[B]  Invest in warrants in excess of 5% of the Fund’s net assets; no more than 2% of the Fund’s net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

[C]  Hold more than 15% of net assets in illiquid securities; or

[D]  Lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. However, portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to the market” daily, and the practice is fair, just and equitable as determined by a finding that adequate provision has been made for margin calls, termination of the loan, reasonable servicing fees (including finders’ fees), voting rights, dividend rights, shareholder approval and disclosure. Such lending of portfolio securities must also be within the limitations approved by the Securities and Exchange Commission (“SEC”).

History and Background of Investment Adviser

The investment adviser to the Fund is Muhlenkamp & Co., Inc., (“MCI”) pursuant to an investment advisory agreement dated July 6, 1988. MCI is a Pennsylvania corporation practicing as an investment adviser. MCI is registered under the Investment Advisers Act of 1940 with the SEC. MCI is substantially owned by Mr. Ronald H. Muhlenkamp, its principal officer, who is also the principal officer and a trustee of the Fund. MCI was incorporated October 1, 1981, succeeding a sole proprietorship of the same name which has been offering investment advisory services under the direction and control of Mr. Muhlenkamp since 1977. MCI’s principal activity is to provide investment advisory and consulting services under contract to individuals, trusts, pension, profit-sharing, IRA and KEOGH retirement plans, corporations, and non-profit organizations generally located in the service area that includes the continental U.S.

Mr. Ronald H. Muhlenkamp, MCI’s principal investment professional, has been employed or active as an investment adviser doing investment research or managing investment portfolios since 1970. In addition to the above duties, he holds responsibilities as President and Director of MCI, and is the principal in charge of all its investment management and research activities. Mr. Muhlenkamp received a degree in engineering from the Massachusetts Institute of Technology and a Masters of Business Administration degree from The Harvard Business School. In addition, Mr. Muhlenkamp is a Chartered Financial Analyst in the Financial Analyst Federation.

Prior to his forming MCI, Mr. Muhlenkamp served two years with Berkley Dean & Co., NYC, before spending five years as a portfolio analyst with Integon Corporation, where he assumed responsibility for management of its pension account. While employed at Integon, Mr. Muhlenkamp had the opportunity to extensively study major investment management practices and philosophies of the past 30 years. In 1975, Mr. Muhlenkamp joined C. S. McKee and Company where he was responsible for over 70 investment portfolios. In 1977, Mr. Muhlenkamp left C. S. McKee and Company to form MCI. He is a member of the Economics Club of Pittsburgh.

It is the intention of Mr. Muhlenkamp, when advising the Fund, to follow an approach that is similar to the one he follows in managing individual portfolios, and which has been described herein and in the Fund Prospectus.

MCI will not invest assets of any other managed account in shares of the Fund except as directed in writing by a person unaffiliated with the Fund or with MCI, who has authority to make such direction. Any investments directed to be made in Fund shares will be excluded from managed account assets for fee purposes. Furthermore, MCI, its officers, directors and affiliated persons, will refrain from expressing any opinion concerning the Fund to any other person or persons over whose assets MCI has investment advisory responsibilities and for which services it receives compensation. MCI, as investment adviser to the Fund, renders such services under a contract that provides for payment to MCI of a management fee, calculated daily and paid monthly, at the rate of 1% per annum of the Fund’s assets. This rate is consistent with that being charged by MCI to manage its other client accounts, but is higher than the fee charged by most other investment companies. MCI charges no additional fee such as sales charges (loads) or Rule 12b-1 (distribution) fees. During the fiscal years ended December 31, 2001, 2002 and 2003 the Fund incurred the following amounts of fees payable to MCI pursuant to the advisory contract:

Investment Advisory Fees (incurred for fiscal years ended 12/31)

2001	2002	2003

$4,189,324	$6,216,930	$8,112,315

The advisory contract between MCI and the Fund is subject to approval annually by the Fund’s Board of Trustees, including a majority of the disinterested Trustees, and is terminable upon 30 days written notice, one party to the other. The continuance of the advisory contract for an additional one-year term was approved by the Board of Trustees, including a majority of the disinterested Trustees, at a meeting held in person in February 2004. When approving the investment advisory contract, the Trustees, including the disinterested Trustees, considered a number of factors, including: (1) the expected nature, quality and scope of the management and investment advisory services and personnel provided to the Fund by MCI; (2) the rate of the investment advisory fees payable to MCI and a comparison of the fees paid by comparable funds; (3) the compensation (in addition to the investment advisory fees) and other benefits received by MCI and its affiliates; (4) MCI’s costs in providing the services; (5) economies of scale realized by MCI; (6) the operating expenses of the Fund; and (7) the policies and practices of MCI with respect to portfolio transactions for the Fund.

All employees of the investment adviser who perform duties for the Fund shall remain employees of MCI, which shall bear all employment costs of such staff. If MCI ceases to operate for any reason or assigns the contract, such contract is automatically terminated.

Distributor

On May 30, 2001, Quasar Distributors, LLC, (the “Distributor”) 615 E. Michigan Street, Milwaukee, Wisconsin 53202, was approved to start serving as distributor for the Fund on June 19, 2001. The Distribution Agreement is effective for an initial term of two years and shall continue automatically in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the Board of Trustees or vote of a majority of outstanding shares of the Fund. The Distributor is a Delaware limited liability company that is wholly owned by U.S. Bancorp.

Management of the Fund

As a Massachusetts Business Trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the trustees and officers of the Trust are as follows:

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alfred E. Kraft 202 Fan Hollow Rd Uniontown, PA 15401 Age: 66	Trustee	Indefinite Term; Served as Trustee from 1998 to present	An independent management consultant from 1986 to present.	1	None

Terrence McElligott 4103 Penn Ave Pittsburgh, PA 15224 Age: 56	Trustee	Indefinite Term; Served as Trustee from 1998 to present	President of West Penn Brush & Supply, Inc., a wholesale industrial brush sales company, from 1979 to present.	1	None

Interested Trustees and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Ronald H. Muhlenkamp* Muhlenkamp & Company, Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090 Age: 60	President, Trustee	Indefinite Term; Served as President and Trustee from 1987 to present	President and Director of Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1987 to present.	1	None

James S. Head Muhlenkamp & Company, Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090 Age: 58	Vice President, Treasurer	Indefinite Term; Served as Vice President and Treasurer from 1999 to present	Executive Vice President of Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1999 to present; Branch Manager, Parker/Hunter Inc., a securities brokerage firm from 1995 to 1999.	N/A	None

John H. Kunkle, III Muhlenkamp & Company, Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090 Age: 41	Vice President	Indefinite Term; Served as Vice President from 1999 to present	Portfolio Analyst with Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1992 to present.	N/A	None

Jean Leister Muhlenkamp & Company, Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090 Age: 56	Secretary	Indefinite Term; Served as Secretary from 1992 to present	Executive Assistant with Muhlenkamp & Co., Inc., investment adviser to the Fund, from 1987 to present.	N/A	None

*This trustee is deemed to be an “interested person” of the Trust as defined by the 1940 Act. Mr. Muhlenkamp is the President of the Fund’s investment adviser.

Board Committees

The Board of Trustees has a standing Audit Committee consisting of Alfred E. Kraft and Terrence McElligott, each of whom are Independent Trustees. The Audit Committee reviews the maintenance of the Trust’s records and the safekeeping arrangements of the Trust’s custodian, reviews the audit and non-audit work of the Trust’s independent auditors, and submits a recommendation to the full Board as to the selection of the independent auditors. The Audit Committee met twice during the Fund’s prior fiscal year.

The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when price is not readily available. The Valuation Committee has not yet had reason to meet. Mr. Kunkle and Mr. Muhlenkamp comprise the Valuation Committee.

The Board of Trustees does not have a formal nominating committee; however, the policy of the Board of Trustees is that nominees wishing to serve as independent trustee will be subject to the review of, and selection by, the current Independent Trustees.

Board Interest in the Fund

As of December 31, 2003 the Trustees own the following amounts in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund ($1-$10,000, 10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Alfred E. Kraft , Independent Trustee	Over $100,000	Over $100,000
Terrence McElligott , Independent Trustee	Over $100,000	Over $100,000
Ronald H. Muhlenkamp , President and Interested Trustee	Over $100,000	Over $100,000

Trustee Interest in Investment Adviser, Distributor or Affiliates

Neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate families, own securities beneficially or of record in MCI -- the Investment Adviser, the Distributor or any affiliate of MCI or the Distributor. Accordingly, neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate families, have direct or indirect interest, the value of which exceeds $60,000, in the Investment Adviser, the Distributor or any of their affiliates.

Trustee Interest in Any Material Transactions with Investment Adviser, Distributor or Affiliates

During the two most recently completed calendar years (i.e., since January 1, 2002), neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate families, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Investment Adviser, the Distributor or any affiliate of the Investment Adviser or Distributor were a party.

Compensation

For the fiscal year ended December 31, 2003, the Trust’s standard method of compensating trustees is to pay each Trustee who is not an interested person of the Trust an annual retainer of $12,000, plus conferences and reimbursable business expenses not expected to exceed $5,000 annually. Additionally, each Trustee who is not an interested person of the Trust receives $500 for each meeting of the Trust’s Audit Committee, plus reimbursable business expenses; the total not expected to exceed $2,500 annually. The table below sets forth the compensation paid by the Trust to each of the current Trustees of the Trust during the fiscal year ended December 31, 2003.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex* Paid to Trustees

Ronald H. Muhlenkamp, Trustee & President**	0	0	0	0
Alfred E. Kraft, Trustee	$14,000	0	0	$14,000
Terrence McElligott, Trustee	$14,000	0	0	$14,000

*   The “Fund Complex” includes only the Fund.
** This Trustee is deemed to be an “interested person” of the Trust as defined by the 1940 Act.

Control Persons and Principal Holders of Securities

Control persons are persons deemed to control the Fund because they directly or indirectly own beneficially over 25% of the outstanding voting securities. Principal holders are persons that own beneficially 5% or more of the Fund’s outstanding equity securities. As of February 2, 2004, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	Shares	% Ownership	Type of Ownership

Charles Schwab & Company, Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	6,024,389	32.61%	Record

National Financial Services One World Financial Center 200 Liberty St., Floor 5 New York, NY 10281-1003	3,321,760	17.98%	Record

Management Ownership

As of February 2, 2004, all trustees and officers of the Trust as a group owned approximately 167,857 shares or 0.91% of the Fund’s outstanding shares.

Investment Advisory Board

Although the Fund currently has no Advisory Board, the By-laws of the Fund and each future series of the Trust permit the President of the Fund, with the approval of the Board of Trustees, to appoint up to 15 individuals to assist the President and the Trustees to define and set overall investment strategies in an attempt to reach the Fund’s investment objectives as stated. Members of this Advisory Board will either be individuals of prominence or persons who, in the judgment of the President of the Fund, may be important to its success and growth. The duties of members of the Advisory Board shall be totally external to the daily operation of the Fund itself and such members shall serve at the pleasure of the President. They would have no direct, active contact with the Fund, no knowledge of its daily operations, nor would they be considered control or access persons. They possess only advisory responsibilities that will be sought by the President, the Trustees and by MCI from time to time as they alone deem necessary or desirable.

It is intended, though not a contractual obligation or duty, that one or more members of this Advisory Board may attend and address some or all of the meetings of shareholders, as arranged. Each Advisory Board member will be available to the President of each fund and to MCI from time to time by phone communication, to render advice and counsel, in hopes that such advice and counsel will lead to a more successful investment performance.

In the opinion of the Adviser the combined experience and insight of Advisory Board members tends to support the Fund’s objectives and is expected to prove useful to the Investment Adviser to the Fund.

Brokerage Allocations

It is the Fund’s policy to allocate brokerage business to the best advantage and benefit of its shareholders. The President of the Fund and MCI shall be responsible for directing all transactions through brokerage firms of its choice. Further to that policy, all securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost. Nothing in this policy, however, is to be construed to prohibit the Fund or MCI from allocating transactions to firms whose brokerage charges may include the cost of providing investment research, or other legally permitted services which the Fund and MCI deem to be necessary and/or valuable to the successful management of its assets. Each buy or sell order will be placed according to the type, size and kind of order involved and as each condition may demand, so as to attempt to secure the best result for the Fund and its shareholders, all factors considered. The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended December 31, 2001, 2002, and 2003 were as follows:

Brokerage Commissions Paid (incurred for fiscal years ended December 31)

2001	2002	2003

$440,277	$386,322	$297,198

Code of Ethics

The Trust and the Investment Adviser have adopted a Code of Ethics (the “Code”) that governs the conduct of employees of the Trust and the investment adviser who may have access to information about the Fund’s securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Fund’s shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Code requires pre-clearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund or other clients of the investment adviser; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Code are subject to review by the Trustees and could result in severe penalties.

Proxy Voting Procedures

The Board has adopted a Proxy Voting Policy (“Policy”) on behalf of the Fund that reads as follows:

In the past we’ve voted our proxies based upon what we perceived to be the merits of the individual proposals. In most cases, we’ve voted with management (if we don’t like what management’s doing, we wouldn’t own the stock), but in areas such as poison pills and management bonuses, we’ve often voted against management.

The new rule will require us to keep records of our votes, and presumably, would require us to defend those votes at a future date. To better use our time and to simplify this hassle, we have adopted the policy of simply always voting in line with management recommendations.

Conflicts rarely arise between the Adviser and the Fund with respect to proxy voting. Were one to arise, it would be resolved in the best interests of Fund shareholders, and the Adviser typically would disclose such conflict to the Board of Trustees and obtain their consent before voting.

The Fund will be required to file new Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX is due no later than August 31, 2004. Once filed, Form N-PX for the Fund will be available without charge, upon request, by calling toll-free (800) 860-3863, and on the SEC’s website at www.sec.gov.

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT ACT”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (OFAC), and a complete and thorough review of all new account opening applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT ACT.

Net Asset Value Calculation

Shares are sold on a continual basis at the offering price. The net asset value (the “NAV”) per share is computed by dividing the aggregate market value of the Fund’s assets daily, less its liabilities, by the number of Fund shares outstanding. Portfolio securities are valued and NAV per share is determined as of the close of business on the New York Stock Exchange (the “NYSE”), which is currently 4:00 p.m. (EST), on each day the NYSE is open and on any other day in which there is a sufficient degree of trading in Fund portfolio securities that the current NAV per share might be materially affected by changes in portfolio securities values. NYSE trading is closed weekends and holidays. In addition, the most recent announcement indicates that it will not be open on the following days: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Furthermore, the NYSE may close on days not included in such announcement.

An example of how the Fund calculated its total offering price per share as of December 31, 2003 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding

$1,157,034,984	=	$63.51
18,219,163

Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter and other traded fixed income or debt securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Notwithstanding the above, bonds and other fixed income or debt securities may be valued on the basis of prices determined in good faith in accordance with procedures approved by the Board of Trustees if it is the belief of the Board of Trustees that such price determination more fairly reflects the fair value of such securities. Such procedures would commonly include pricing on a yield-to-maturity basis as compared with similarly traded fixed income or debt securities. Money market instruments are valued at cost, which approximates market value unless the Board of Trustees determines that such is not a fair value. The sale of common shares of any series fund will be suspended during periods when the determination of its NAV is suspended pursuant to rules or orders of the SEC, or may be suspended by the Board of Trustees whenever in its sole judgment it believes it is in the best interest of shareholders to do so.

Purchase of Shares

Initial Purchases

Investors may begin an investment in Fund shares with $1,500 by simply completing and signing the Fund’s application form. The $1,500 minimum is reduced to $200 for those new accounts participating in the Automatic Investment Plan (AIP). Accounts can only be opened by U.S. citizens with a valid tax identification number and permanent U.S. street address. Return the form to: MUHLENKAMP FUND, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, along with a check made payable to the “MUHLENKAMP FUND”. The Fund will not accept payment in cash, including cashier’s checks or money orders, unless the cashier’s checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. A copy of the application form is included as part of the Fund’s Prospectus and is available to prospective investors upon request by calling (800) 860-3863. The offering price of such purchases will be at the NAV per share next determined after receipt by the Fund of a valid purchase order. The date on which the application is accepted by the Fund and the NAV determination as of the close of business on that date shall determine the purchase price and shall normally be the purchase date for shares. Payment for shares purchased shall be by check or receipt of good funds by the Fund, which reserves the right to withhold or reject requests for purchases for any reason, including uncollectible funds. In the event of a cancellation of any purchase due to uncollectible funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase. Certified checks are not necessary to purchase Fund shares. There shall be no sales charge for purchase of shares of common stock of the Fund.

The Fund may waive its minimum investment requirement for employer sponsored retirement plan assets that are administered through omnibus account arrangements. The Fund also reserves the right to close such omnibus accounts in the event that the $1,500 minimum account requirement is not met over a reasonable period of time.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s NAV next computed after an authorized broker accepts them, or the broker’s authorized designee.

Minimum Account Balance

By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more; an account value greater than $1,500, or be enrolled in the Automatic Investment Program. Accounts that do no not meet one of these three criterions will be charged a $15 fee. Such fees will be used to lower Fund expenses. The Fund will check accounts and charge this fee annually.

Subsequent Purchases

Purchases of shares made subsequent to an initial purchase or purchases by a registered shareholder may be made and sent by mail to MUHLENKAMP FUND, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Purchases of shares made subsequent to an initial purchase or purchases by a registered shareholder may be made by telephone by calling (800) 860-3863. All subsequent purchases must be made with no less than $50, which is also the minimum for participating in the Automatic Investment Plan. (See Automatic Investment Plan.) These minimum requirements also apply to IRAs, Retirement Accounts and UGMA Accounts and such amounts shall be due and payable in good funds to the Fund on the purchase date. The Fund will not accept payment in cash, including cashier’s checks or money orders, unless the cashier’s checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. No sales charge shall be made for subsequent purchases.

Reinvestments

The Fund will automatically reinvest all dividend distributions to shareholders in additional shares of the requested fund series at an NAV as next determined as of the close of business on the payment date of such dividend distribution, unless otherwise instructed by the shareholder in writing prior to the record date for such distributions.

Fractional Shares

When share purchases or redemptions are made or when cash is requested by a shareholder, shares will be issued or redeemed respectively, in fractions of a share, calculated to the third decimal place. (Example: $1,000 invested at an NAV of $63.51 per share will purchase 15.746 shares.)

Issuance of Share Certificates

The Fund does not issue share certificates, unless specifically requested. Due to the inconvenience, costs, and additional work involved with issuing certificates, shareholders are strongly encouraged to have all shares held in an account maintained by the Fund itself, as is the custom within the mutual fund industry.

Automatic Investment Plan

The Automatic Investment Plan (AIP) allows shareholders to authorize the Fund to debit their bank account for the purchase of Fund shares. Investments can be made at least monthly by automatically deducting $50 or more from the shareholder’s bank account. In order to participate in the Automatic Investment Plan, an account in the Fund must be opened with a minimum of $200 (IRAs included) and an Automatic Investment Plan Application must be completed. Cancellation of the Automatic Investment Plan or changes to the amount or frequency of the automatic purchase may be made at any time by notifying the Fund in writing at least 3 business days prior to your next scheduled transaction.

Shares will be purchased at the price next determined following acceptance of funds by the Fund. The Fund will send a confirmation for every transaction, and a debit entry will appear on the shareholder’s bank statement. In the event of a cancellation of any purchase due to uncollected funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase. For tax purposes, Automatic Investment Plan contributions will be reported as current year contributions.

To establish an Automatic Investment Plan for a Fund account, complete the Muhlenkamp Fund Automatic Investment Plan Application and include a voided, unsigned check or a savings deposit/withdrawal slip from the bank account to be debited. This service will become effective 15 days after the Fund accepts the Muhlenkamp Fund Automatic Investment Plan Application in good order.

Redemption of Shares

Shareholders may sell all or a portion of their shares to the Fund on any day a NAV is calculated and such redemptions will be made in the manner as described in detail in the Fund’s Prospectus dated March 1, 2004. All normal voluntary, involuntary or Systematic Withdrawal redemptions are subject to the terms and conditions as set forth in the Prospectus.

If share certificates are issued for any reason and are held by a shareholder requesting the Fund to redeem shares, it is required that such share certificates first be delivered in person or by mail to the Fund in good form for transfer. The share certificates must be signed and contain a proper signature guarantee by an official of a commercial bank or an NYSE member firm, before redemption can take place and payment for shares made to any redeeming shareholder. The Fund shall have the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in the possession of the Fund or its agents, to the complete satisfaction of the Fund and its Board of Trustees.

Systematic Withdrawal Plan

Shareholders participating in the Systematic Withdrawal Plan (SWP) may have the proceeds of their redemption deposited directly into the account previously designated on the Systematic Withdrawal Plan Application. Under most circumstances, payments will be transmitted on the third business day or no later than 7 calendar days following receipt by the Fund of a valid request for redemption.

Federal Income Tax Status

It is intended that the Fund qualify for and elect the special tax treatment afforded a “regulated investment company” under subchapter M of the Internal Revenue Code. The Fund has so qualified in each of its fiscal years. To qualify, the Fund must: (1) Make an election to be a regulated investment company; (2) Invest and re-invest so that at least 90 percent of its gross income is derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stocks or securities; (3) Satisfy certain diversification requirements with respect to its assets at the close of each quarter of the taxable year; and (4) Distribute to its shareholders substantially all of its ordinary and capital gain net income.

If the Fund fails to qualify as a regulated investment company under subchapter M in any fiscal year, it would be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under subchapter M would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

As a regulated investment company, dividends paid out as distributions to Fund shareholders are derived from interest and dividends the Fund receives and from any net capital gains the Fund may realize during the calendar year. Dividends derived from investment income are taxable to shareholders at ordinary income tax rates when received, regardless of whether received as cash or as additional shares. The information Fund shareholders will require in order to correctly report the amount and type of dividends and distributions on their tax returns will be provided by the Fund early each calendar year, sufficiently in advance of the date for filing a calendar year tax return. To avoid the Fund having to withhold a portion of your dividends, it is necessary that you supply the Fund with needed information, including a valid, correct Social Security or Tax Identification Number.

Capital Structure

Under the terms of the Trust Agreement, each Fund shareholder has one vote per share of beneficial interest in the Trust. A majority of shares, voting in accordance with the terms as set forth in the Trust Agreement and Bylaws: (1) elects a majority of Fund Trustees; (2) must approve advisory contracts; (3) can terminate the Trust; and (4) generally holds powers to determine and/or approve or disapprove fundamental Fund policies. Required shareholder approvals shall be obtained at annual or special meetings duly called and held for such purposes. Trustees are elected to office for an indefinite term and are charged with the responsibility of over-seeing the day to day operation and affairs of the Fund for shareholders. Trustees may appoint persons to fill vacancies without a meeting or shareholder approval, so long as two-thirds of Trustees then serving have been elected by shareholders.

Performance Data
Calendar Year Average Annual Total Return

The average total return quotations for 1, 3, 5 and 10 years, and since the Fund’s inception ending on December 31, 2003 are as follows:

It equates the initial amount to the Ending Redeemable Value: P(1+T)^ (n) = ERV.

Where:
“P”	=	Represents a hypothetical initial investment of $1,000;
“T”	=	Represents average annual total return;
“n”	=	Represents the number of years; and
“ERV”	=	Represents the Ending Redeemable Value at the end of applicable periods.

Calendar Year Average Annual Total Return

Period	Initial Purchase	Average Annual Return	Ending Redeemable Value (12/31/2003)

1 Year (since 12/31/2002)	$1,000	48.07%	$1,481
3 Years (since 12/31/2000)	$1,000	9.04%	$1,296
5 Years (since 12/31/1998)	$1,000	12.60%	$1,810
10 Years (since 12/31/1993)	$1,000	14.85%	$3,993
Since Inception (since 11/01/1988)	$1,000	14.45%	$7,738

The Fund measures performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Fund at the NAV at the beginning of the period. Each dividend or other distribution paid by the Fund during such period is assumed to have been reinvested at the NAV on the reinvestment date. The shares then owned as a result of this process are valued at the NAV at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

The Fund’s total return shows its overall dollar or percentage change in value, including changes in share price and assuming the Fund’s dividends and capital gains distributions are reinvested. A cumulative total return reflects the Fund’s performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund’s performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual returns for more than one year tend to smooth out variations in the Fund’s return, investors should recognize that such figures are not the same as actual year by-year results.

Calendar Year Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T) (n) = ATV (D)

Where:
“P”	=	Represents a hypothetical initial investment of $1,000;
“T”	=	Represents average annual total return;
“n”	=	Represents the number of years; and
“ATV(D) ”	=
Represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV (D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.

Calendar Year Average Annual Total Return
(after Taxes on Distributions)

Period	Initial Purchase	Average Annual Return	Ending Redeemable Value (12/31/2003)

1 Year (since 12/31/2002)	$1,000	48.07%	$1,481
3 Years (since 12/31/2000)	$1,000	9.04%	$1,296
5 Years (since 12/31/1998)	$1,000	12.29%	$1,785
10 Years (since 12/31/1993)	$1,000	14.52%	$3,880
Since Inception (since 11/01/1988)	$1,000	14.04%	$7,336

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on your situation and may differ from those shown. Furthermore, the after tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Average Annual Total Return (after Taxes on Distributions and Redemption)

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

P (1+ T)^ (n) = ATV (DR)

Where:
“P”	=	Represents a hypothetical initial investment of $1,000;
“T”	=	Represents average annual total return;
“n”	=	Represents the number of years; and
“ATV (DR)”	=
Represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV (DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.

Calendar Year Average Annual Total Return
(after Taxes on Distributions and Redemption)

Period	Initial Purchase	Average Annual Return	Ending Redeemable Value (12/31/2003)

1 Year (since 12/31/2002)	$1,000	31.25%	$1,313
3 Years (since 12/31/2000)	$1,000	7.78%	$1,252
5 Years (since 12/31/1998)	$1,000	10.90%	$1,677
10 Years (since 12/31/1993)	$1,000	13.26%	$3,473
Since Inception (since 11/01/1988)	$1,000	13.08%	$6,448

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of the Fund over the entire period for which the quotation is given.

Financial Information

The Fund’s most current financial statements are incorporated by reference from the Fund’s 2003 Annual Report, as filed with the SEC, into this Statement of Additional Information. The 2003 Annual Report will be furnished without charge upon request by calling or writing the investment adviser for the Fund at the address on the cover of this Statement of Additional Information. The Annual Report contains further information about the Fund’s performance.

The Fund will mail a Semi-Annual Report to shareholders maintaining an active account on June 30 th of each fiscal year. Annual Reports will be mailed to shareholders maintaining an active account on December 31 st of each fiscal year. In an effort to keep Fund expenses to a minimum, the Fund will mail only one report in the event there are multiple accounts with the same social security number or tax identification number at the same address.

Other Service Providers

Fund Administration

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Fund. As such USBFS provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund.

Under the Fund Administration Servicing Agreement, USBFS receives an administration fee from the Fund at an annual rate of 7 basis points (0.07%) on the first $350 million, 6 basis points (0.06%) on the next $400 million and 4 basis points (0.04%) on the balance of the daily average net assets of the Fund. Fees are billed to the Fund on a monthly basis. During the fiscal years ended December 31, 2001, 2002, and 2003, the Fund incurred the following fees payable to USBFS pursuant to the Fund Administration Servicing Agreement:

Fund Administration Fees (incurred for fiscal years ended 12/31)

2001	2002	2003

$247,388	$411,426	$511,052

Fund Accounting and Transfer Agent

USBFS, serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement. Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. USBFS will receive a fund accounting fee which will be billed on a monthly basis.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. USBFS will receive a transfer agent fee which will be billed on a monthly basis.

Custodian

The Custodian for the Fund is U.S. Bank, National Association, 425 Walnut Street, Cincinnati, OH 45201. As Custodian, U.S. Bank, National Association holds all of the securities and cash owned by the Fund.

Independent Accountants

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 serves as the independent accountants for the Fund.

Appendix

Bond Rating Categories as Defined by Standard & Poor’s (S&P’s) are quoted in part and inserted herein for the information of potential investors in the Fund as a reference as follows:

“A S&P’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P’s from other sources it considers reliable. S&P’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.    Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.   Nature of and provisions of the obligor;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

AAA - Debt rated AAA has the highest rating assigned by S&P’s. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - The rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and repayment of interest and/or repayment of principal are in arrears.

NR - indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.”

WEXFORD TRUST
PART C
OTHER INFORMATION

Item 23. EXHIBITS

(a)  Declaration of Trust – Declaration of Trust *
(b)  Bylaws *
(c)  Instruments Defining Rights of Security Holders — Incorporated by reference to the Declaration of Trust and Bylaws.
(d)  Advisory Agreement *
(e)  Underwriting Agreement *
(f)  Bonus or Profit Sharing Contracts – Not applicable.
(g)  Custody Agreement *
(h)  Other Material Contracts
(i)  Fund Administration Servicing Agreement *
(ii)  Transfer Agent Servicing Agreement *
(iii)  Fund Accounting Servicing Agreement *
(iv)  Power of Attorney *
(i)  Opinion and Consent of Counsel *
(j)  Consent of Independent Public Accountants – Filed Herewith.
(k)  Omitted Financial Statements – Not applicable.
(l)  Agreement Relating to Initial Capital *
(m)  Rule 12b-1 Plan – Not applicable.
(n)  Rule 18f-3 Plan – Not applicable.
(o)  Reserved .
(p)  Code of Ethics for Adviser and Registrant*

* Filed as an exhibit to previously filed Post-Effective Amendments.

Item 24. Persons Controlled by or Under Common Control with Registrant.

               No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

               Reference is made to the Registrant’s Agreement and Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of the Investment Adviser.

  With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), dated December 31, 2003. The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov .

Item 27. Principal Underwriter.

(a)  Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Harding, Loevner Funds, Inc.

AHA Investment Funds	The Hennessy Funds, Inc.

Alpine Equity Trust	The Hennessy Mutual Funds, Inc.

Alpine Series Trust	Jacob Internet Fund

Alpine Income Trust	The Jensen Portfolio, Inc.

Alternative Investment Advisors	Kirr Marbach Partners, Funds, Inc.

Blue & White Fund	Kit Cole Investment Trust

Brandes Investment Trust	Light Revolution Fund, Inc.

Brandywine Advisors Fund, Inc.	The Lindner Funds

Brazos Mutual Funds	LKCM Funds

Buffalo Funds	Masters’ Select Funds

Builders Fixed Income Fund, Inc.	Matrix Advisors Value Fund, Inc.

CCM Advisors Funds	Monetta Fund, Inc.

CCMA Select Investment Trust	Monetta Trust

Country Mutual Funds Trust	MP63 Fund

Cullen Funds Trust	MUTUALS.com

Dow Jones Islamic Index	NorCap Funds

Everest Funds	Optimum Q Funds

First American Funds, Inc.	Permanent Portfolio

First American Insurance Portfolios, Inc.	PIC Investment Trust Funds

First American Investment Funds, Inc.	Professionally Managed Portfolios

First American Strategy Funds, Inc.	Prudent Bear Mutual Funds

FFTW Funds, Inc.	Rainier Funds

Fort Pitt Capital Funds	SEIX Funds, Inc.

Fremont Funds	TIFF Investment Program, Inc.

Glenmede Fund, Inc.	Wexford Trust

Guinness Atkinson Funds	Zodiac Trust

(b)  To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None

Donna J. Berth	Treasurer	None

Joe Redwine	Board Member	None

Bob Kern	Board Member	None

Eric W. Falkeis	Board Member	None

The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)  Not applicable.

Item 28. Location of Accounts and Records.

  The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to :	Are located at:

Registrant’s Fund Administrator, Transfer Agent and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Registrant’s Investment Adviser	Muhlenkamp & Co., Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090-8388

Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, OH 54202

Item 29. Management Services Not Discussed in Parts A and B.

  Inapplicable.

Item 30. Undertakings.

  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Wexford and the State of Pennsylvania on the 23rd day of February, 2004.

WEXFORD TRUST

By:	/s/Ronald H. Muhlenkamp Ronald H. Muhlenkamp

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on February 23, 2004.

Signature	Title

/s/ Ronald H. Muhlenkamp Ronald H. Muhlenkamp	President and Trustee

Alfred E. Kraft* Alfred E. Kraft	Independent Trustee

Terrence McElligott* Terrence McElligott	Independent Trustee

/s/James S. Head James S. Head	Vice President and Treasurer

/s/ Ronald H. Muhlenkamp Ronald H. Muhlenkamp Attorney-in-Fact pursuant to the Power of Attorney previously filed.

EXHIBIT INDEX

Exhibit	Exhibit No.

Consent of PricewaterhouseCoopers LLP	EX-99.j.